SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              Form 8-K

                           CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                        EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2006



                     KENNETH COLE PRODUCTIONS, INC.
         (Exact name of registrant as specified in its charter)

                     Commission File Number 1-13082


        New York                                 13-3131650
(State or other jurisdiction of                  I.R.S. Employer
incorporation or organization)                   Identification
                                                 Number)

                603 West 50th Street, New York, NY 10019

                (Address of principal executive offices)

Registrant's telephone number, including area code (212) 265-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers

Effective January 27, 2006, Mr. Paul Blum resigned as a member of the Board of Directors of Kenneth Cole
Productions, Inc. (the "Company"). There were no disagreements between Mr. Blum and any officer or director of the Company.


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


						Kenneth Cole Productions, Inc.
                                    Registrant


Dated: January 30, 2006	            By:    /s/ DAVID P. EDELMAN
						Name:  David P. Edelman
						Title: Chief Financial Officer



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